                                                                    EXHIBIT 99.5

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                             [THE WINTER GROUP LOGO]


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER


                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
     SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                             $115,755,227
Aggregate Original Principal Balance                                $115,783,961
Number of Mortgage Loans                                                     664


                                           MINIMUM       MAXIMUM     AVERAGE (1)
                                          --------      ---------    -----------
Original Principal Balance                $ 28,000      $ 900,000    $   174,373
Outstanding Principal Balance             $ 27,903      $ 895,038    $   174,330


                                  MINIMUM      MAXIMUM     WEIGHTED AVERAGE (2)
                                  -------      -------     --------------------
Original Term (mos)                   180          360                      359
Stated Remaining Term (mos)           171          358                      356
Loan Age (mos)                          2           11                        3
Current Interest Rate              5.750%      10.490%                   7.479%
Initial Interest Rate Cap          1.000%       6.000%                   3.622%
Periodic Rate Cap                  1.000%       6.000%                   1.170%
Gross Margin                       2.250%       7.775%                   3.468%
Maximum Mortgage Rate             11.000%      18.375%                  12.957%
Minimum Mortgage Rate              2.250%      10.490%                   3.829%
Months to Roll                          3           58                       34
Original Loan-to-Value             19.15%       95.00%                   77.00%
Credit Score (3)                      506          813                      698


                                 EARLIEST        LATEST
                                ----------     ----------
Maturity Date                   12/01/2019     07/01/2035


                       PERCENT OF                                  PERCENT OF
LIEN POSITION         MORTGAGE POOL    YEAR OF ORIGINATION        MORTGAGE POOL
-------------         -------------                               -------------
1st Lien                     100.00%   2004                                2.01%
                                       2005                               97.99
OCCUPANCY
Primary                        0.00%   LOAN PURPOSE
Second Home                   12.14    Purchase                           77.76%
Investment                    87.86    Refinance - Rate Term               4.59
                                       Refinance - Cashout                17.65
LOAN TYPE
Fixed Rate                    61.23%   PROPERTY TYPE
ARM                           38.77    Single Family Residence            62.39%
                                       Two-to-Four Family                 24.68
AMORTIZATION TYPE                      Planned Unit Development            4.50
Fully Amortizing              45.92%   Condominium                         6.57
Interest-Only                 54.08    Townhouse                           1.06
Balloon                        0.00    Manufactured Home                   0.14
                                       Cooperative                         0.09


(1)   Sum of Principal Balance divided by total number of loans.
(2)   Weighted by Outstanding Principal Balance.
(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE   PERCENT
RANGE OF                MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL   FULL    PERCENT
MORTGAGE RATES            LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV       DOC       IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------  -------  -------
5.501% to 6.000%               17   $  5,195,377        4.49%     5.933         732   $    305,610      72.56%   37.22%   69.41%
6.001% to 6.500%               62     13,836,892       11.95      6.384         712        223,176      73.96    39.84    79.31
6.501% to 7.000%              115     21,169,217       18.29      6.846         715        184,080      76.30    34.42    60.25
7.001% to 7.500%              115     20,669,393       17.86      7.358         704        179,734      76.80    31.64    55.43
7.501% to 8.000%              155     26,751,166       23.11      7.809         691        172,588      77.84    19.19    52.41
8.001% to 8.500%              114     17,311,328       14.96      8.295         682        151,854      79.02    21.50    36.10
8.501% to 9.000%               54      7,897,996        6.82      8.812         675        146,259      79.84    11.77    30.39
9.001% to 9.500%               25      2,461,268        2.13      9.292         668         98,451      80.20    16.47    46.14
9.501% to 10.000%               5        301,334        0.26      9.782         554         60,267      67.75    15.19     0.00
10.001% to 10.500%              2        161,255        0.14     10.352         519         80,628      69.72    31.48     0.00
TOTAL:                        664   $115,755,227      100.00%     7.479         698   $    174,330      77.00%   27.26%   54.08%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 10.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.479% per annum.


REMAINING MONTHS TO STATED MATURITY

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
RANGE OF                NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE  PERCENT
REMAINING MONTHS        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL   FULL    PERCENT
TO STATED MATURITY        LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV       DOC       IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------  -------  -------
169 to 180                      5   $    246,992         0.21%     7.745%       677   $     49,398      83.30%    53.78%    0.00%
229 to 240                      3        144,507         0.12      8.024        617         48,169      70.98      0.00     0.00
349 to 360                    656    115,363,728        99.66      7.478        699        175,859      76.99     27.24    54.26
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330      77.00%    27.26%   54.08%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
RANGE OF                NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN   MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL    FULL    PERCENT
PRINCIPAL BALANCES        LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV      DOC       IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------  -------   -------
$1 to $50,000                  51   $  2,086,824         1.80%     8.431%       637   $     40,918      77.91%    60.29%    10.61%
$50,001 to $100,000           140     10,570,288         9.13      7.696        691         75,502      78.94     48.31     28.66
$100,001 to $150,000          160     19,829,628        17.13      7.637        698        123,935      78.04     25.03     55.59
$150,001 to $200,000          101     17,562,179        15.17      7.487        700        173,883      79.07     28.70     59.15
$200,001 to $250,000           80     17,992,316        15.54      7.599        701        224,904      77.39     24.37     60.04
$250,001 to $300,000           53     14,615,141        12.63      7.496        703        275,757      78.84     33.62     59.89
$300,001 to $350,000           30      9,838,202         8.50      7.285        701        327,940      73.27     13.70     63.14
$350,001 to $400,000           21      8,034,997         6.94      7.124        689        382,619      77.50     28.42     47.80
$400,001 to $450,000            8      3,446,311         2.98      7.071        698        430,789      71.56     24.84     75.21
$450,001 to $500,000            6      2,854,734         2.47      7.552        707        475,789      75.02      0.00     66.81
$500,001 to $550,000            3      1,595,000         1.38      7.094        691        531,667      71.38     31.97     66.46
$550,001 to $600,000            4      2,330,943         2.01      6.934        679        582,736      65.06      0.00     50.48
$600,001 to $650,000            4      2,513,627         2.17      7.178        736        628,407      76.32      0.00      0.00
$700,001 to $750,000            1        750,000         0.65      6.250        621        750,000      68.18      0.00    100.00
$800,001 to $850,000            1        840,000         0.73      7.500        717        840,000      65.78      0.00    100.00
$850,001 to $900,000            1        895,038         0.77      6.990        813        895,038      75.00    100.00      0.00
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330      77.00%    27.26%    54.08%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $27,903 to approximately $895,038 and the average outstanding principal balance of the Mortgage Loans was approximately $174,330.

PRODUCT TYPES

                                     AGGREGATE                             WEIGHTED    AVERAGE        WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
                         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL    PERCENT
PRODUCT TYPES             LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC     IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------   -------
15 Year Fixed Loans             5   $    246,992         0.21%     7.745%       677   $     49,398       83.30%    53.78%     0.00%
20 Year Fixed Loans             3        144,507        12.00%     8.024        617         48,169       70.98      0.00      0.00
30 Year Fixed Loans           440     70,488,273      6089.00%     7.695        699        160,201       78.44     30.94     41.24
Six-Month LIBOR ARM             3      1,112,631        96.00%     6.277        642        370,877       69.64      5.56     72.97
2/28 LIBOR ARM                104     21,309,966      1841.00%     7.371        682        204,904       73.10     15.35     64.02
3/27 LIBOR ARM                 40      8,383,546       724.00%     7.100        711        209,589       78.76     30.83     78.48
5/25 LIBOR ARM                 69     14,069,312      1215.00%     6.871        722        203,903       75.18     26.27     88.78
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%    54.08%


AMORTIZATION TYPE

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE         LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------   -------
Fully Amortizing              349   $ 53,159,273        45.92%     7.709%       690   $    152,319       77.40%    30.09%     0.00%
24 Month Interest-Only          3        930,600         0.80      7.133        703        310,200       66.45      0.00    100.00
36 Month Interest-Only          1        285,300         0.25      6.250        790        285,300       90.00    100.00    100.00
60 Month Interest-Only         25      6,774,159         5.85      7.104        702        270,966       73.97     20.07    100.00
120 Month Interest-Only       286     54,605,895        47.17      7.314        705        190,930       77.09     25.49    100.00
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%    54.08%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE   PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
GEOGRAPHIC LOCATION       LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV         DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
Alabama                         2   $     90,525         0.08%     7.574%       742   $     45,263       77.65%   100.00%    100.00%
Arizona                        71     12,804,392        11.06      6.890        710        180,344       77.53     28.27      87.06
Arkansas                        1         94,722         0.08      7.000        709         94,722       80.00      0.00       0.00
California                     44     13,711,357        11.85      7.242        698        311,622       73.04     19.75      64.48
Colorado                       25      3,752,753         3.24      7.321        698        150,110       75.71      8.80      96.38
Connecticut                     9      1,939,347         1.68      8.125        710        215,483       79.82     55.05       5.03
District of Columbia            2        734,250         0.63      6.406        657        367,125       70.64      0.00     100.00
Florida                        55      8,740,043         7.55      7.433        689        158,910       77.04     18.20      28.88
Georgia                        42      5,364,748         4.63      8.061        693        127,732       80.08     38.26      61.38
Illinois                       14      1,706,528         1.47      7.948        673        121,895       78.14     43.69      40.83
Indiana                        12      1,019,497         0.88      7.983        668         84,958       79.29     30.45      57.59
Iowa                            1         55,100         0.05      7.000        754         55,100       95.00    100.00       0.00
Kansas                          2        179,000         0.15      7.226        655         89,500       77.19     19.55      80.45
Kentucky                        2         67,805         0.06      8.715        615         33,903       80.00     41.15       0.00
Louisiana                       3        274,601         0.24      7.144        737         91,534       77.16     71.69       0.00
Maine                           3        599,200         0.52      8.584        714        199,733       80.00     20.69       0.00
Maryland                       27      3,614,647         3.12      7.835        673        133,876       78.25     21.27      65.09
Massachusetts                  13      3,333,379         2.88      7.697        709        256,414       73.10      6.79      42.94
Michigan                        9        573,688         0.50      8.475        623         63,743       84.81     66.12      12.83
Minnesota                      10      1,855,622         1.60      6.800        743        185,562       77.52     71.07      91.08
Mississippi                     1        315,200         0.27      7.375        655        315,200       80.00      0.00       0.00
Missouri                        6        467,323         0.40      7.472        702         77,887       75.35     77.23      17.10
Nevada                         16      3,789,892         3.27      7.815        729        236,868       78.74     25.19     100.00
New Hampshire                   3        544,700         0.47      7.938        715        181,567       75.82      0.00       0.00
New Jersey                     48     13,107,314        11.32      7.563        697        273,069       76.82     21.36      28.25
New York                       30      9,040,263         7.81      7.437        688        301,342       78.37     31.50      49.41
North Carolina                 13      2,046,929         1.77      7.712        722        157,456       66.30     22.98      61.61
Ohio                            7        441,585         0.38      8.197        647         63,084       82.00     55.11       0.00
Oklahoma                        6        462,516         0.40      6.997        660         77,086       77.47    100.00       0.00
Oregon                         23      3,371,419         2.91      7.056        724        146,583       78.60     43.78      59.92
Pennsylvania                   14      1,103,844         0.95      7.738        678         78,846       79.03     10.85      16.32
Rhode Island                    8      1,338,806         1.16      8.486        679        167,351       78.38      0.00       7.77
South Carolina                  6        949,446         0.82      7.308        714        158,241       69.53      6.83      53.78
Tennessee                       1        152,000         0.13      6.375        680        152,000       77.99      0.00     100.00
Texas                          61      6,605,779         5.71      7.635        690        108,291       80.18     36.39      23.19
Utah                            9      1,243,736         1.07      7.548        707        138,193       80.02     47.46      50.53
Vermont                         1        195,823         0.17      6.500        692        195,823       80.00      0.00       0.00
Virginia                       38      6,064,204         5.24      7.538        696        159,584       76.23     32.82      67.52
Washington                     25      3,878,043         3.35      7.732        709        155,122       79.49     29.06      70.97
Wisconsin                       1        125,200         0.11      8.125        737        125,200       80.00      0.00       0.00
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%

No more than approximately 1.22% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
RANGE OF ORIGINAL       MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS      LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
50.00% or less                  6   $  1,356,111         1.17%     7.427%       716   $    226,019       37.85%    18.16%     10.42%
50.01% to 55.00%                3        822,224         0.71      6.958        752        274,075       54.86      7.08      92.92
55.01% to 60.00%                8      1,814,395         1.57      7.063        672        226,799       59.29     37.50      53.57
60.01% to 65.00%               13      4,258,908         3.68      6.616        669        327,608       64.06     11.97      57.20
65.01% to 70.00%               84     15,886,151        13.72      7.039        700        189,121       69.50     19.44      73.98
70.01% to 75.00%               31      5,186,578         4.48      7.507        705        167,309       74.44     36.18      24.39
75.01% to 80.00%              455     78,760,632        68.04      7.604        702        173,100       79.88     25.98      54.50
80.01% to 85.00%               35      4,826,809         4.17      7.619        670        137,909       81.95     53.74      32.53
85.01% to 90.00%               22      2,155,444         1.86      7.772        679         97,975       89.93     71.74      23.62
90.01% to 95.00%                7        687,975         0.59      8.367        686         98,282       95.00     72.52      38.53
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.15% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.00%

MORTGAGE INSURANCE

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL      AVERAGE    PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
MORTGAGE INSURANCE        LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV        DOC         IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
NO MORTGAGE INSURANCE         629   $109,036,446        94.20%     7.492%       699   $    173,349       77.15%    26.50%     54.09%
Mortgage Insurance             35      6,718,781         5.80      7.268        693        191,965       74.57     39.66      53.93
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%


LOAN PURPOSE

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE   PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
LOAN PURPOSE              LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
Purchase                      510   $ 90,006,608        77.76%     7.501%       704   $    176,484       77.95%    28.10%     57.70%
Refinance - Cashout           125     20,435,497        17.65      7.436        676        163,484       73.28     25.76      34.68
Refinance - Rate Term          29      5,313,123         4.59      7.272        696        183,211       75.21     18.86      67.20
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%


PROPERTY TYPE

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
PROPERTY TYPE             LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
Single Family Residence       437   $ 72,223,705        62.39%     7.401%       697   $    165,272       76.76%    26.67%     58.26%
Two-to-Four Family            124     28,564,883        24.68      7.677        698        230,362       77.18     31.59      41.53
Condominium                    49      7,599,420         6.57      7.475        710        155,090       78.30     10.33      51.72
Planned Unit Development       35      5,208,589         4.50      7.564        699        148,817       77.32     13.57      61.34
Townhouse                      15      1,889,975         1.63      7.261        708        125,998       79.26     80.09      80.87
Manufactured Housing            3        163,655         0.14      8.082        734         54,552       81.02    100.00       0.00
Cooperative                     1        105,000         0.09      6.250        647        105,000       35.00    100.00       0.00
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%


DOCUMENTATION

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
                        MORTGAGE      BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
DOCUMENTATION             LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
Reduced Documentation         205   $ 38,840,700        33.55%     7.461%       697   $    189,467       77.15%     0.00%     50.42%
Full Documentation            220     31,558,714        27.26      7.239        702        143,449       78.49    100.00      49.32
No Ratio                       85     18,770,509        16.22      7.433        701        220,830       77.93      0.00      67.79
Stated Documentation           97     16,611,175        14.35      7.995        690        171,249       75.36      0.00      51.44
No Income/No Asset             57      9,974,129         8.62      7.537        700        174,985       72.70      0.00      61.95
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%


OCCUPANCY

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
                         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
OCCUPANCY                 LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING       LTV         DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
Investment                    605   $101,698,598        87.86%     7.561%       699   $    168,097       77.29%    28.76%     52.82%
Second Home                    59     14,056,629        12.14      6.889        694        238,248       74.92     16.40      63.18
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                      AGGREGATE                            WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
MORTGAGE LOAN            MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
AGE (MONTHS)              LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
2                             158   $ 27,441,415        23.71%     7.611%       693   $    173,680       77.39%    22.22%     56.16%
3                             407     74,699,783        64.53      7.441        701        183,538       77.16     27.15      55.16
4                              37      6,618,804         5.72      7.325        697        178,887       74.77     30.34      61.37
5                              17      2,762,076         2.39      7.168        704        162,475       78.33     13.24      44.35
6                              10      1,061,523         0.92      7.727        719        106,152       66.45     40.66      51.81
7                               9        841,890         0.73      7.669        649         93,543       77.94     50.26      16.72
8                               9      1,651,992         1.43      7.493        711        183,555       76.74     83.53       0.00
9                              10        373,125         0.32      8.407        583         37,312       75.21     82.70       0.00
10                              6        272,633         0.24      8.493        595         45,439       75.29     84.65       0.00
11                              1         31,987         0.03      9.050        582         31,987       85.00    100.00       0.00
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
ORIGINAL PREPAYMENT      MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
PENALTY TERM              LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
None                          286   $ 54,813,517        47.35%     7.543%       696   $    191,656       76.31%    25.61%     47.52%
6 Months                        7        951,030         0.82      7.558        732        135,861       75.31     25.49     100.00
7 Months                        1         87,400         0.08      7.250        664         87,400       69.92      0.00     100.00
12 Months                      29      6,720,160         5.81      7.732        691        231,730       74.35     18.56      69.53
24 Months                     136     19,798,177        17.10      7.599        699        145,575       77.13     24.04      55.90
36 Months                     192     31,690,551        27.38      7.244        704        165,055       78.65     33.14      58.63
60 Months                      13      1,694,392         1.46      7.387        693        130,338       78.62     45.43      70.27
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.


CREDIT SCORES

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
RANGE OF                 MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
CREDIT SCORES             LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
Not Available                   2   $    464,720         0.40%     7.257%         0   $    232,360       80.00%    38.89%     61.11%
506 to 525                      2        242,500         0.21     10.169        509        121,250       60.32      0.00       0.00
526 to 550                      5        307,863         0.27      9.044        547         61,573       77.61     79.33       0.00
551 to 575                      9        443,445         0.38      8.250        566         49,272       71.45    100.00       0.00
576 to 600                     14      1,238,619         1.07      8.199        584         88,473       77.95     47.12       0.00
601 to 625                     63      9,549,074         8.25      7.638        619        151,573       75.25     30.18      32.49
626 to 650                     47      8,607,235         7.44      8.003        642        183,133       77.01     30.19      45.89
651 to 675                     80     13,806,936        11.93      7.766        662        172,587       78.38     12.29      47.95
676 to 700                    137     25,193,149        21.76      7.422        687        183,892       77.00     22.22      60.20
701 to 725                    147     26,500,067        22.89      7.406        717        180,273       77.47     28.23      63.17
726 to 750                     51      9,690,266         8.37      7.247        737        190,005       77.00     36.76      69.37
751 to 775                     71     12,855,975        11.11      7.224        763        181,070       77.28     28.35      52.01
776 to 800                     31      5,000,866         4.32      6.897        786        161,318       76.57     32.41      56.86
801 to 813                      5      1,854,513         1.60      7.242        808        370,903       70.08     55.24      25.88
TOTAL:                        664   $115,755,227       100.00%     7.479%       698   $    174,330       77.00%    27.26%     54.08%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 506 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 698.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                     AGGREGATE                             WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
RANGE OF                 MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
GROSS MARGINS             LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
2.001% to 2.500%                2   $    474,000         1.06%     6.206%       729   $    237,000       65.17%     0.00%    100.00%
2.501% to 3.000%              113     24,605,504        54.83      6.861        713        217,748       75.18     22.54      85.29
3.001% to 3.500%               16      3,587,600         7.99      6.968        689        224,225       67.96     11.57      66.02
3.501% to 4.000%               26      5,466,726        12.18      7.371        707        210,259       72.64     10.23      90.35
4.001% to 4.500%               25      4,226,013         9.42      7.899        695        169,041       78.34     21.52      58.13
4.501% to 5.000%                8      2,664,199         5.94      7.460        648        333,025       74.76     19.14      70.43
5.001% to 5.500%               10      1,561,541         3.48      7.895        631        156,154       75.52     18.40       0.00
5.501% to 6.000%                9      1,479,894         3.30      7.598        639        164,433       83.47     69.36       9.46
6.001% to 6.500%                2        316,500         0.71      6.496        773        158,250       89.51    100.00      90.14
6.501% to 7.000%                4        388,250         0.87      8.996        571         97,063       56.67     11.54       0.00
7.501% to 8.000%                1        105,228         0.23      7.875        687        105,228       90.00      0.00       0.00
TOTAL:                        216   $ 44,875,455       100.00%     7.136%       699   $    207,757       74.72%    21.42%     74.71%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 7.775% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 3.468% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                      AGGREGATE                            WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
RANGE OF MAXIMUM         MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
MORTGAGE RATES            LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
10.501% to 11.000%              6   $  1,838,950         4.10%     6.000%       731   $    306,492       69.83%    46.86%     66.42%
11.001% to 11.500%             19      3,936,079         8.77      6.325        733        207,162       73.33     41.94      92.71
11.501% to 12.000%             25      5,638,035        12.56      6.393        718        225,521       73.39     32.61      94.38
12.001% to 12.500%             28      7,572,047        16.87      6.916        708        270,430       74.95     20.71      94.99
12.501% to 13.000%             31      7,699,552        17.16      7.084        698        248,373       76.12      7.59      71.14
13.001% to 13.500%             28      5,264,961        11.73      7.321        704        188,034       72.78     35.42      57.19
13.501% to 14.000%             38      6,722,888        14.98      7.919        676        176,918       74.25      6.84      68.86
14.001% to 14.500%             24      3,681,196         8.20      8.198        678        153,383       80.45      6.90      52.39
14.501% to 15.000%              6        659,318         1.47      8.389        675        109,886       83.33      0.00      42.88
15.001% to 15.500%              4        438,650         0.98      8.604        596        109,663       86.33    100.00       0.00
15.501% to 16.000%              2        163,200         0.36      9.680        531         81,600       61.88     19.12       0.00
16.001% to 16.500%              1        110,500         0.25     10.490        506        110,500       65.00      0.00       0.00
16.501% to 17.000%              1         37,450         0.08      9.950        608         37,450       70.00      0.00       0.00
18.001% to 18.500%              3      1,112,631         2.48      6.277        642        370,877       69.64      5.56      72.97
TOTAL:                        216   $ 44,875,455       100.00%     7.136%       699   $    207,757       74.72%    21.42%     74.71%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 18.375% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.957% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE LOANS)

                                      AGGREGATE                            WEIGHTED     AVERAGE       WEIGHTED
                        NUMBER OF    PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE   PERCENT
NEXT  RATE               MORTGAGE     BALANCE       MORTGAGE     AVERAGE    CREDIT      BALANCE       ORIGINAL     FULL     PERCENT
ADJUSTMENT DATE           LOANS     OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING        LTV        DOC        IO
----------------------  ---------   ------------   ----------   --------   --------   ------------    --------   -------    -------
December 2005                   3   $  1,112,631         2.48%     6.277%       642   $    370,877       69.64%     5.56%     72.97%
February 2007                   1         49,905         0.11      8.300        652         49,905       83.33    100.00       0.00
April 2007                      2        667,592         1.49      7.603        664        333,796       80.00      0.00     100.00
May 2007                        4      1,681,754         3.75      7.132        689        420,438       63.55      0.00      51.48
June 2007                      51     11,507,095        25.64      7.361        682        225,629       71.87     13.68      61.70
July 2007                      46      7,403,620        16.50      7.413        681        160,948       76.48     22.25      67.67
April 2008                      2        346,147         0.77      7.601        725        173,073       80.01      0.00      68.76
June 2008                      28      5,825,029        12.98      6.941        711        208,037       80.34     41.13      75.53
July 2008                      10      2,212,370         4.93      7.442        710        221,237       74.41      8.54      87.80
February 2010                   1        140,800         0.31      6.750        759        140,800       80.00    100.00     100.00
March 2010                      1        550,000         1.23      7.000        796        550,000       55.00      0.00     100.00
April 2010                      2        465,921         1.04      6.598        721        232,960       74.97      0.00      50.33
May 2010                        6      1,245,969         2.78      7.109        710        207,662       76.99     32.87      85.39
June 2010                      52     10,152,393        22.62      6.817        717        195,238       76.01     27.66      88.53
July 2010                       7      1,514,230         3.37      7.084        730        216,319       75.04     22.29     100.00
TOTAL:                        216   $ 44,875,455       100.00%     7.136%       699   $    207,757       74.72%    21.42%     74.71%